UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 01403)

Exact name of registrant as specified in charter: Putnam Global Equity Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: October 31, 2008

Date of reporting period: November 1, 2007 — April 30, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Global Equity Fund

4|30|08

Semiannual Report

PUTNAM INVESTMENTS

BLEND FUNDS
invest opportunistically
in a variety of stocks,
such as growth stocks
and value stocks.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
Global Equity
Fund

4| 30| 08
Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Interview with your fund’s Portfolio Leader	7
Performance in depth	12
Expenses	15
Portfolio turnover	17
Risk	18
Your fund’s management	19
Terms and definitions	20
Trustee approval of management contract	22
Other information for shareholders	28
Financial statements	29
Brokerage commissions	52

Cover photograph: © Marco Cristofori

Message from the Trustees

Dear Fellow Shareholder:

The past six months have presented the economy with the most serious set of challenges in many years, and the financial markets have reflected the uncertainty of the situation. However, given the circumstances, the economy has held up relatively well. In fact, for late 2007 and early 2008, economic growth has held steady at a rate of 0.6% . To be sure, current economic indicators present a mixed picture, but another, more likely, outcome is that the economy will weather this rough patch. The Federal Reserve Board has cut interest rates sharply and provided financial markets with ample liquidity, while Congress and the White House have come forward with a timely fiscal package of tax rebates and investment incentives. A growing number of economists now believe that the economy may avert a recession.

It is always unsettling to see the markets and one’s investment returns declining. Times like these are a reminder of why it is important to keep a long-term perspective, ensure your portfolio is well diversified, and seek the counsel of your financial representative.

Starting this month, we have changed the portfolio manager’s commentary in this report to a question-and-answer format. We feel this new approach makes the information more readable and accessible, and we hope you think so as well.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam Investments.

Putnam Global Equity Fund: Seeking the benefits

of investing in stocks around the world

Just as free trade has opened the U.S. economy to world imports in recent years, the world has also opened to U.S. investors. Since 1994, Putnam Global Equity Fund has targeted established companies throughout the world to offer investors a globally diversified stock portfolio.

With a global mandate, the fund invests across developed markets such as the United States, the European Union, and Japan. It also invests a portion of its assets in emerging markets. Though they have greater risk of volatility and illiquid securities, markets such as Brazil, Russia, India, and China may offer more robust economic growth.

The fund’s management team selects portfolio holdings from thousands of global stocks, with a strategy to identify what it believes are quality companies without a bias toward either growth- or value-style stocks. The team seeks to buy the stocks of these companies when they are priced below what the team determines to be their true worth. While the fund typically favors large, blue-chip companies, it can also invest in midsize and small companies. Although the stocks of smaller companies can be more volatile, they may offer stronger growth potential as well.

The fund has the flexibility to invest in top global competitors wherever they are based. To gather information about this wide variety of companies and markets, the management team draws on in-house research by Putnam analysts based in Boston, London, and Tokyo.

While investing in companies that operate under different economic and political systems involves risk, the fund may let your money grow when there is a downturn in the U.S. economy. That may be because international economies, which can follow a different business cycle, might be growing while the U.S. economy is sluggish.

In addition, investing in securities denominated in foreign currencies provides another type of diversification. While the euro, the yen, and other currencies fluctuate in value, the fund can benefit when these currencies strengthen against the U.S. dollar. The management team diligently monitors risk, seeking to sell fund holdings and to hedge currencies that it believes offer more risk than reward.

For more than 13 years, the fund has offered investors the opportunity to benefit from the investment potential of diverse companies around the world.

Stock selection relies on both fundamental and quantitative tools

To seek consistent, dependable, and superior performance over time, we look for stocks that have multiple sources of strength working in their favor. To consider a wide range of possible strengths, we use both fundamental analysis of company financials and quantitative research into factors that influence stock prices. Our research process has three key stages:

Screening: With integrated fundamental and quantitative methods, we screen stocks around the world to focus on 100–200 stocks that we want to consider buying for the portfolio.

Analysis: To determine which of the top 200 stocks we favor and which to reject, we meet with company management and their competitors, customers, and suppliers.

Portfolio construction: We review the current portfolio and make buying and selling decisions to build a fund we believe optimizes the balance of return and risk.

Closer integration of world markets in recent years
has expanded opportunities for global investing.

Performance snapshot

Putnam Global Equity Fund

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 7 and 12–14 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

The period in review

Shigeki, thanks for sitting down with us to discuss Putnam Global Equity Fund.We witnessed world stocks fall substantially during the period. How did the fund perform in this context?

It was definitely a challenging period for equities, and, unfortunately, the fund underperformed both its benchmark, the MSCI World Index, and its peer group of similar funds. The weakness was spread across the portfolio because the quantitative factors that we use to analyze and rank stocks did not produce the competitive results that they usually do. Also, the fund’s currency positioning, which is managed by a team of specialists, detracted a bit from results, although this had only a minor impact compared with stock performance.

Why did the quantitative factors you mentioned experience difficulty?

The quantitative model, based on mathematical and statistical modeling, measurement, and research, is less effective when markets become erratic,

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/08. See page 6 and pages 12–14 for additional fund performance information. Index descriptions can be found on page 21.

as they have been since the credit crisis emerged in mid 2007. During the winter months, investor fears mounted further as the U.S. economy abruptly slowed. Fortunately, such periods of extreme dislocation are infrequent. In most periods, the quantitative signals work well and help us find attractive stocks with capital appreciation potential. Evidence of the long-term effectiveness of our approach can be seen in the fund’s solid competitive rankings over the past 3, 5, and 10 years.

Did fundamental stock analysis help to compensate?

Our fundamental analysis tools, which we use to understand company financials and project cash flows into the future, helped in one important area. They prompted us to avoid stocks of several U.S. banks that were vulnerable to credit risk because of highly leveraged balance sheets. However, our fundamental tools did not offset the overall performance weakness caused by the quantitative signals. We think one of the main problems was that investors became very short-sighted in their estimation of potential stock performance, while our fundamental criteria take a very long-term view, particularly regarding cash flows. During the period, the market ignored such long-term considerations.

Top 10 holdings

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 4/30/08. Also shown is each holding’s country, market sector, and the specific industry within that sector. Holdings will vary over time.

HOLDING (percentage of fund’s net assets)	COUNTRY	SECTOR/INDUSTRY

Johnson & Johnson (3.5%)	United States	Health care/Pharmaceuticals

Royal Dutch Shell PLC Class A (3.2%)	Netherlands	Energy/Oil and gas

Pfizer, Inc. (3.1%)	United States	Health care/Pharmaceuticals

Lockheed Martin Corp. (3.0%)	United States	Capital goods/Aerospace
and defense

ENSCO International, Inc. (2.9%)	United States	Energy/Energy

Viacom, Inc. Class B (2.8%)	United States	Consumer cyclicals/Media

Exxon Mobil Corp. (2.7%)	United States	Energy/Oil and gas

Adobe Systems, Inc. (2.6%)	United States	Technology/Software

Reckitt Benckiser PLC (2.6%)	United Kingdom	Consumer staples/
Consumer goods

Loews Corp. — Carolina Group (2.5%)	United States	Consumer staples/Tobacco

Since you mentioned financials, let’s begin our discussion of sector and stock performance by looking at this sector.

Certainly. Financial stocks were hit hard by the credit crisis, and to address this risk, we had positioned the fund with an underweight in this sector relative to our benchmark, the MSCI World Index. This helped results modestly. Within the sector, we favored European over U.S. financial companies. This was only partly effective. U.S. financials performed poorly, but so did several European banks that we owned because we thought they would be more resilient. On the contrary, many European banks had damaging exposures to U.S. mortgage securities. An example is Royal Bank of Scotland of the United Kingdom, which the fund held during the period. This company had subprime exposure and struggled with its core lending businesses such as mortgages, credit cards, and commercial loans. It underperformed the benchmark during the period, and we sold it because we did not think it could recover in the near term.

What were some of the fund’s holdings that performed particularly well?

Given the anxiety that afflicted global markets, top performers were generally defensive companies, in the sense that they can sustain profitability amid weaker economic conditions. Reckitt Benckiser of the United Kingdom is an

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

example. This global company sells a variety of household consumer products, such as soap, detergent, and shampoo, that consumers buy even when the economy is weak. The company’s earnings held up well, and the stock outperformed the benchmark. In the United States we owned Johnson & Johnson, a well-diversified company selling items that include consumer products such as Band-Aids, as well as medical devices such as cardiac stents. This stock also had better results than the benchmark.

Aside from defensive stocks, Lockheed Martin, a defense contractor, also performed relatively well for the fund. Among its businesses, Lockheed makes aircraft for the U.S. military, and spending on equipment for the wars in Iraq and Afghanistan has kept demand strong for Lockheed’s products. The company’s revenues and income have been rising, and the stock outperformed the benchmark during the period.

What were some of the disappointing holdings outside of the financials sector?

Energy stocks were some of the best performers in global markets during the period because energy prices continued to rise, but one fund holding, Valero Energy, stood out for its disappointing performance. This petroleum refiner was caught in a squeeze. As oil prices rose, Valero had to pay more for its inputs, but its products, such as gasoline and home heating oil, did not rise in price as quickly as oil did. The stock underperformed, but we continue to hold it because we believe its long-term cash flow potential remains attractive.

Another holding that did not meet our expectations was WellPoint, a managed-care health benefits company. This stock fell sharply in March when the company announced a lower revenue and profit forecast based on higher-than-expected medical costs. As these costs rose, we had expected that WellPoint would be able to raise prices for the services it provides, but the company’s cost-tracking technology did not adjust prices quickly enough to offset rising costs. The market severely penalized the stock, and we decided to sell the position in order to avoid further risk to the portfolio.

How is the fund now positioned for the market conditions you see ahead?

First, it’s important to remember that to avoid adding excessive risk, we keep the fund’s sector and country weightings reasonably similar to those of the benchmark. Within these parameters, though, the sector weightings reflect a thesis that we have had for some time — that the infrastructure development in emerging markets is driving growth in the global economy. Based on our research, we believe stock prices, particularly in developed markets, can rise from current levels as companies translate these growth opportunities into business profits. For these reasons, the portfolio has greater exposure to energy, basic materials, and transportation stocks than the benchmark. These sectors stand to benefit as the populations of China, India, and other emerging markets urbanize and industrialize, and build the infrastructure of a modern economy. With regard to the current slowdown in the United States, we expect adverse conditions to continue, and so we are maintaining underweight positions in financial and consumer cyclical stocks relative to the benchmark. On an optimistic note, we believe the economy has moved into the second half of this downturn, and is now nearer to the end than the beginning.

I N V E S T M E N T   I N S I G H T

Your fund’s foreign currency exposure is managed by Putnam experts who buy and sell foreign currency forward contracts.Their strategy has two components. First, the fund’s currency exposures are brought in line with that of its benchmark, the MSCI World Index. This removes any unintended currency risk that might result from the portfolio team’s stock selections. The second component involves active hedging strategies. When research suggests, for example, that the Japanese yen will appreciate, the currency specialists can modestly increase the fund’s exposure to the yen.The fund takes only a small amount of risk with active currency strategies, but, when successful, they can add to your fund’s return.

Shigeki, thanks for taking the time to talk with us today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2008, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund's current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance

Total return for periods ended 4/30/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(7/1/94)		(7/1/94)		(2/1/99)		(7/3/95)		(1/21/03)	(9/23/02)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	10.47%	10.01%	9.73%	9.73%	9.71%	9.71%	10.00%	9.71%	10.22%	10.58%

10 years	83.71	73.18	70.86	70.86	71.04	71.04	75.27	69.11	79.63	86.27
Annual average	6.27	5.65	5.50	5.50	5.51	5.51	5.77	5.39	6.03	6.42

5 years	90.75	79.79	83.78	81.78	83.62	83.62	86.12	79.71	88.64	93.41
Annual average	13.79	12.45	12.94	12.70	12.92	12.92	13.23	12.44	13.53	14.10

3 years	39.26	31.18	36.23	33.23	36.13	36.13	37.10	32.38	38.34	40.38
Annual average	11.67	9.47	10.86	10.04	10.83	10.83	11.09	9.80	11.42	11.97

1 year	–7.92	–13.21	–8.56	–13.04	–8.66	–9.56	–8.43	–11.63	–8.12	–7.61

6 months	–15.92	–20.74	–16.15	–20.26	–16.23	–17.05	–16.11	–19.05	–15.95	–15.73

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively, as of 1/2/08. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Comparative index returns

For periods ended 4/30/08

		Lipper Global
	MSCI World	Large-Cap Core Funds
	Index	category average*

Annual average
(life of fund)	8.34%	8.87%

10 years	63.13	54.74
Annual average	5.02	4.36

5 years	102.71	100.98
Annual average	15.18	14.84

3 years	41.84	45.32
Annual average	12.36	13.20

1 year	-2.47	–0.97

6 months	-9.37	–10.43

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/08, there were 56, 55, 54, 51, 25, and 11 funds, respectively, in this Lipper category.

Fund price and distribution information

For the six-month period ended 4/30/08

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.322		$0.220	$0.239	$0.262		$0.314	0.353

Capital gains	—		—	—	—		—	—

Total	$0.322		$0.220	$0.239	$0.262		$0.314	0.353

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

10/31/07	$13.13	$13.93*	$11.92	$12.56	$12.64	$13.10*	$13.02	$13.54

4/30/08	10.74	11.40	9.79	10.30	10.36	10.74	10.65	11.08

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Reflects an increase in sales charges that took effect on 1/2/08.

Fund performance as of most recent calendar quarter

Total return for periods ended 3/31/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(7/1/94)		(7/1/94)		(2/1/99)		(7/3/95)		(1/21/03)	(9/23/02)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	10.18%	9.71%	9.43%	9.43%	9.42%	9.42%	9.70%	9.42%	9.92%	10.28%

10 years	76.78	66.59	64.27	64.27	64.61	64.61	68.56	62.61	72.78	78.99
Annual average	5.86	5.24	5.09	5.09	5.11	5.11	5.36	4.98	5.62	5.99

5 years	100.57	88.94	93.00	91.00	93.02	93.02	95.68	88.96	98.28	102.89
Annual average	14.94	13.57	14.05	13.82	14.06	14.06	14.37	13.57	14.67	15.20

3 years	29.65	22.18	26.66	23.66	26.62	26.62	27.73	23.29	28.73	30.46
Annual average	9.04	6.91	8.20	7.34	8.19	8.19	8.50	7.23	8.78	9.27

1 year	–7.07	–12.39	–7.76	–12.28	–7.85	–8.76	–7.54	–10.79	–7.27	–6.88

6 months	–17.20	–21.97	–17.48	–21.52	–17.52	–18.33	–17.40	–20.32	–17.25	–17.15

Fund’s annual operating expenses

For the fiscal year ended 10/31/07

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund
operating expenses	1.25%	2.00%	2.00%	1.75%	1.50%	1.00%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s management team limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Global Equity Fund from November 1, 2007, to April 30, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.86	$ 9.28	$ 9.28	$ 8.14	$ 7.00	$ 4.72

Ending value (after expenses)	$840.80	$838.50	$837.70	$838.90	$840.50	$842.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2008, use the calculation method below. To find the value of your investment on November 1, 2007, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.42	$ 10.17	$ 10.17	$ 8.92	$ 7.67	$ 5.17

Ending value (after expenses)	$1,018.50	$1,014.77	$1,014.77	$1,016.01	$1,017.26	$1,019.74

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund's annualized
expense ratio	1.28%	2.03%	2.03%	1.78%	1.53%	1.03%

Average annualized expense
ratio for Lipper peer group*	1.39%	2.14%	2.14%	1.89%	1.64%	1.14%

* Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 3/31/08.

Your fund’s
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for the fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2007	2006	2005	2004	2003

Putnam Global Equity Fund	84%	88%	82%	77%	82%

Lipper Global Large-Cap Core
Funds category average	81%	84%	97%	120%	138%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on October 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2007 is based on information available as of 12/31/07.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of March 31, 2008. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2008 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Global Core Team. Shigeki Makino is the Portfolio Leader and Bradford Greenleaf is a Portfolio Member of the fund. The Portfolio Leader and Portfolio Member coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Global Core Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, please visit the Individual Investors section of www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Member have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of April 30, 2008, and April 30, 2007.

Trustee and Putnam employee fund ownership

As of April 30, 2008, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 1,117,000	$ 87,000,000

Putnam employees	$21,188,000	$626,000,000

Other Putnam funds managed by the Portfolio Leader and Portfolio Member

Shigeki Makino and Bradford Greenleaf are not Portfolio Leaders or Portfolio Members of any other Putnam mutual fund, although they may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Morgan Stanley Capital International (MSCI) World Index is an unmanaged index of equity securities from developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and sub-management contract, effective July 1, 2007. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

TheTrustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, theTrustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted.TheTrustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate.The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 20th percentile in management fees and in the 4th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management had committed to maintain at least through 2007. In anticipation of the change of control of Putnam Investments, the Trustees requested, and received a commitment from Putnam Management and Great-West Lifeco, to extend this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2007, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2006. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance during the review period

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Global Large-Cap Core Funds) for the one-, three- and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

15th	18th	31st

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007, there were 59, 56, and 45 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Global Large-Cap Core Funds category for the one-, five-, and ten-year periods ended March 31, 2008, were 86%, 52%, and 8%, respectively. Over the one-, five-, and ten-year periods ended March 31, 2008, the fund ranked 48th out of 55, 27th out of 51, and 2nd out of 25 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information
for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available in the Individual Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 4/30/08 (Unaudited)

COMMON STOCKS (98.0%)*

	Shares	Value

Aerospace and Defense (3.0%)
Lockheed Martin Corp.	503,100	$53,348,724

Airlines (1.3%)
Air France-KLM (France)	178,068	5,542,493
Singapore Airlines, Ltd. (Singapore)	1,573,670	18,547,512
		24,090,005

Automotive (2.4%)
Suzuki Motor Corp. (Japan)	1,701,500	43,402,444

Banking (8.4%)
Allied Irish Banks PLC (Ireland)	780,866	16,502,864
Bank of America Corp. #	988,000	37,089,520
Bank of Ireland PLC (Ireland)	500,729	6,989,109
Barclays PLC (United Kingdom)	1,192,537	10,658,960
Credit Agricole SA (France)	677,978	22,860,813
DBS Group Holdings, Ltd. (Singapore)	2,183,000	31,898,827
Dexia (Belgium) ##	192,306	5,377,366
KBC Groupe SA (Belgium)	131,459	17,757,672
		149,135,131

Basic Materials (1.5%)
Antofagasta PLC (United Kingdom) †	1,754,501	27,687,643

Beverage (1.2%)
Hansen Natural Corp. † (S)	232,200	8,217,558
PepsiCo, Inc.	189,200	12,965,876
		21,183,434

Chemicals (1.4%)
Terra Industries, Inc. † (S)	673,551	25,500,641

Communications Equipment (3.1%)
Nokia OYJ (Finland)	1,185,850	35,751,986
Research in Motion, Ltd. (Canada) †	158,100	19,300,417
		55,052,403

Computers (1.6%)
Seagate Technology (Cayman Islands) (S)	1,498,000	28,267,260

Conglomerates (1.5%)
Mitsubishi Corp. (Japan)	638,700	20,688,722
Vivendi SA (France)	130,998	5,328,587
		26,017,309

Consumer (1.5%)
Matsushita Electric Industrial Co., Ltd. (Japan)	1,105,000	25,935,052

COMMON STOCKS (98.0%)* continued

	Shares	Value

Consumer Goods (2.6%)
Reckitt Benckiser PLC (United Kingdom)	782,587	$45,615,972

Electronics (1.3%)
NVIDIA Corp. †	1,152,500	23,683,875

Energy (3.1%)
ENSCO International, Inc. (S)	797,100	50,799,183
National-Oilwell Varco, Inc. †	63,000	4,312,350
		55,111,533

Financial (1.4%)
JPMorgan Chase & Co.	111,500	5,312,975
Korea Investment Holdings Co., Ltd. (South Korea)	180,230	9,480,815
Man Group PLC (United Kingdom) †	928,908	10,633,280
		25,427,070

Health Care Services (0.3%)
Suzuken Co., Ltd. (Japan)	147,700	5,581,114

Insurance (5.1%)
Allianz SE (Germany)	120,564	24,560,435
Swiss Re (Switzerland)	452,551	37,728,866
Zurich Financial Services AG (Switzerland)	92,140	28,205,883
		90,495,184

Investment Banking/Brokerage (2.8%)
3i Group PLC (United Kingdom) ##	172,401	2,928,644
Babcock & Brown, Ltd. (Australia) (S)	758,801	10,442,284
Credit Suisse Group (Switzerland)	406,491	21,828,643
Goldman Sachs Group, Inc. (The)	73,800	14,123,106
		49,322,677

Manufacturing (1.4%)
NSK, Ltd. (Japan)	2,028,000	17,069,635
Roper Industries, Inc. (S)	122,400	7,603,488
		24,673,123

Media (2.8%)
Viacom, Inc. Class B †	1,288,980	49,548,391

Metals (8.6%)
BHP Billiton, Ltd. (Australia)	1,023,662	41,363,725
Freeport-McMoRan Copper & Gold, Inc. Class B	310,500	35,319,375
MMC Norilsk Nickel ADR (Russia)	754,500	20,332,142
Salzgitter AG (Germany)	109,700	22,442,789
voestalpine AG (Austria)	435,109	33,502,844
		152,960,875

Natural Gas Utilities (0.9%)
Energen Corp.	222,260	15,167,022

COMMON STOCKS (98.0%)* continued

	Shares	Value

Office Equipment & Supplies (2.0%)
Canon, Inc. (Japan)	708,100	$35,489,130

Oil & Gas (11.6%)
Addax Petroleum Corp. (Switzerland)	677,402	30,274,648
Exxon Mobil Corp.	518,256	48,234,086
Inpex Holdings, Inc. (Japan)	3,033	33,849,687
Lukoil (Russia)	142,500	12,690,217
Royal Dutch Shell PLC Class A (Netherlands)	1,425,402	57,557,587
Valero Energy Corp.	492,460	24,056,671
		206,662,896

Pharmaceuticals (8.7%)
AstraZeneca PLC (United Kingdom) †	145,855	6,138,709
Eli Lilly Co.	338,300	16,285,762
Johnson & Johnson	930,100	62,400,409
Pfizer, Inc.	2,773,200	55,769,052
Roche Holding AG (Switzerland)	87,265	14,567,165
		155,161,097

Regional Bells (2.1%)
Verizon Communications, Inc.	985,300	37,914,344

Retail (1.3%)
Hennes & Mauritz AB Class B (Sweden)	379,900	22,623,777

Shipping (3.5%)
Mitsui O.S.K. Lines, Ltd. (Japan)	2,602,000	35,601,372
Pacific Basin Shipping, Ltd. (Hong Kong)	14,245,000	26,163,248
		61,764,620

Software (5.6%)
Adobe Systems, Inc. †	1,259,800	46,977,942
Oracle Corp. † (S)	2,060,400	42,959,340
Symantec Corp. †	620,700	10,688,454
		100,625,736

Telecommunications (1.3%)
Embarq Corp.	578,195	24,035,566

Tobacco (4.3%)
Altria Group, Inc.	449,700	8,994,000
Loews Corp. — Carolina Group	684,200	44,931,414
Philip Morris International, Inc. †	449,700	22,948,191
		76,873,605

Trucks & Parts (0.4%)
Toyota Boshoku Corp. (Japan)	274,000	7,790,716

Total common stocks (cost $1,739,022,074)		$1,746,148,369

SHORT-TERM INVESTMENTS (6.1%)*

	Principal amount/shares	Value

Short-term investments held as collateral for loaned
securities with yields ranging from 1.75% to 3.11%
and due dates ranging from May 1, 2008 to
June 27, 2008 (d)	$56,410,607	$56,351,075
Putnam Prime Money Market Fund (e)	51,807,911	51,807,911

Total short-term investments (cost $108,158,986)		$108,158,986

TOTAL INVESTMENTS
Total investments (cost $1,847,181,060)		$1,854,307,355

* Percentages indicated are based on net assets of $1,781,993,924.

† Non-income-producing security.

# A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at April 30, 2008.

## Forward commitments, in part or in entirety (Note 1).

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(S) Securities on loan, in part or in entirety, at April 30, 2008.

At April 30, 2008, liquid assets totaling $11,422,255 have been designated as collateral for open forward commitments, forward contracts and futures contracts.

ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities on deposit with a custodian bank.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at April 30, 2008 (as a percentage of Portfolio Value):

United States	46.8
Japan	12.5
Switzerland	7.4
United Kingdom	5.8
Netherlands	3.2
Australia	2.9
Singapore	2.8
Germany	2.6
Finland	2.0
France	1.9
Austria	1.9
Russia	1.8
Cayman Islands	1.6
Hong Kong	1.4
Ireland	1.3
Belgium	1.3
Sweden	1.2
Canada	1.1
South Korea	0.5

Total	100.0%

FORWARD CURRENCY CONTRACTS TO BUY at 4/30/08 (aggregate face value $340,610,557) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$ 100,494,152	$ 98,010,868	7/16/08	$ 2,483,284
British Pound	67,209,379	66,851,509	6/18/08	357,870
Canadian Dollar	11,712,857	11,624,813	7/16/08	88,044
Euro	45,653,392	46,036,760	6/18/08	(383,368)
Japanese Yen	15,555,040	15,892,463	5/21/08	(337,423)
Norwegian Krone	89,537,227	89,418,833	6/18/08	118,394
Swedish Krona	13,209,272	12,775,311	6/18/08	433,961

Total				$ 2,760,762

FORWARD CURRENCY CONTRACTS TO SELL at 4/30/08 (aggregate face value $271,008,262) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$ 2,630,197	$ 2,531,503	7/16/08	$ (98,694)
British Pound	17,822,620	17,760,880	6/18/08	(61,740)
Canadian Dollar	24,765,583	24,540,270	7/16/08	(225,313)
Danish Krone	34,457	33,552	6/18/08	(905)
Euro	26,150,880	26,086,715	6/18/08	(64,165)
Japanese Yen	119,000,359	117,861,658	5/21/08	(1,138,701)
Swedish Krona	23,045,403	22,303,386	6/18/08	(742,017)
Swiss Franc	59,344,622	59,890,298	6/18/08	545,676

Total				$(1,785,859)

FUTURES CONTRACTS OUTSTANDING at 4/30/08 (Unaudited)

	Number of		Expiration	Unrealized
	contracts	Value	date	appreciation

Dow Jones Euro Stoxx 50 Index (Long)	30	$ 1,764,548	Jun-08	$ 98,847
New Financial Times Stock Exchange
100 Index (Long)	16	1,940,407	Jun-08	105,526
Tokyo Price Index (Long)	14	1,823,275	Jun-08	168,098

Total				$ 372,471

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 4/30/08 (Unaudited)

ASSETS

Investment in securities, at value, including $54,383,779 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,795,373,149)	$1,802,499,444
Affiliated issuers (identified cost $51,807,911) (Note 5)	51,807,911

Cash	42,396

Foreign currency (cost $1,365,776) (Note 1)	1,460,621

Dividends, interest and other receivables	5,026,384

Receivable for shares of the fund sold	478,412

Receivable for securities sold	44,081,980

Receivable for variation margin (Note 1)	2,340

Receivable for open forward currency contracts (Note 1)	5,866,933

Receivable for closed forward currency contracts (Note 1)	1,577,391

Foreign tax reclaim	954,185

Total assets	1,913,797,997

LIABILITIES

Payable for securities purchased	49,888,058

Payable for purchases of delayed delivery securities (Note 1)	8,323,462

Payable for shares of the fund repurchased	3,414,130

Payable for custodian fees (Note 2)	8,382

Payable for compensation of Manager (Notes 2 and 5)	3,054,542

Payable for investor servicing fees (Note 2)	377,278

Payable for Trustee compensation and expenses (Note 2)	481,010

Payable for administrative services (Note 2)	3,097

Payable for distribution fees (Note 2)	488,817

Payable for open forward currency contracts (Note 1)	4,892,030

Payable for closed forward currency contracts (Note 1)	4,259,356

Collateral on securities loaned, at value (Note 1)	56,351,075

Other accrued expenses	262,836

Total liabilities	131,804,073

Net assets	$1,781,993,924

(Continued on next page)

Statement of assets and liabilities (Continued)

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$ 3,214,861,853

Distributions in excess of net investment income (Note 1)	(3,064,439)

Accumulated net realized loss on investments
and foreign currency transactions (Note 1)	(1,438,360,660)

Net unrealized appreciation of investments
and assets and liabilities in foreign currencies	8,557,170

Total — Representing net assets applicable to capital shares outstanding	$ 1,781,993,924

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,522,998,621 divided by 141,759,156 shares)	$10.74

Offering price per class A share
(100/94.25 of $10.74)*	$11.40

Net asset value and offering price per class B share
($161,233,266 divided by 16,477,263 shares)**	$9.79

Net asset value and offering price per class C share
($29,678,086 divided by 2,880,318 shares)**	$10.30

Net asset value and redemption price per class M share
($27,258,973 divided by 2,630,250 shares)	$10.36

Offering price per class M share
(100/96.50 of $10.36)*	$10.74

Net asset value, offering price and redemption price per class R share
($1,914,859 divided by 179,868 shares)	$10.65

Net asset value, offering price and redemption price per class Y share
($38,910,119 divided by 3,512,463 shares)	$11.08

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 4/30/08 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $933,710)	$ 18,217,077

Interest (including interest income of $638,869
from investments in affiliated issuers) (Note 5)	711,452

Securities lending	145,554

Total investment income	19,074,083

EXPENSES

Compensation of Manager (Note 2)	6,571,964

Investor servicing fees (Note 2)	2,775,543

Custodian fees (Note 2)	52,456

Trustee compensation and expenses (Note 2)	35,917

Administrative services (Note 2)	28,657

Distribution fees — Class A (Note 2)	2,009,805

Distribution fees — Class B (Note 2)	973,097

Distribution fees — Class C (Note 2)	160,041

Distribution fees — Class M (Note 2)	107,901

Distribution fees — Class R (Note 2)	4,802

Other	316,991

Non-recurring costs (Notes 2 and 6)	3,670

Costs assumed by Manager (Notes 2 and 6)	(3,670)

Fees waived and reimbursed by Manager (Note 5)	(14,816)

Total expenses	13,022,358

Expense reduction (Note 2)	(313,839)

Net expenses	12,708,519

Net investment income	6,365,564

Net realized loss on investments (Notes 1 and 3)	(24,103,594)

Net realized loss on futures contracts (Note 1)	(3,868,530)

Net realized loss on foreign currency transactions (Note 1)	(18,652,891)

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(7,359,402)

Net unrealized depreciation of investments and futures contracts during the period	(316,979,419)

Net loss on investments	(370,963,836)

Net decrease in net assets resulting from operations	$(364,598,272)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS

	Six months ended	Year ended
	4/30/08*	10/31/07

Operations:
Net investment income	$ 6,365,564	$ 17,095,931

Net realized gain (loss) on investments
and foreign currency transactions	(46,625,015)	379,145,259

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(324,338,821)	89,869,623

Net increase (decrease) in net assets resulting
from operations	(364,598,272)	486,110,813

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(46,703,672)	(27,017,872)

Class B	(4,473,300)	(2,853,688)

Class C	(735,970)	(314,261)

Class M	(707,703)	(365,410)

Class R	(59,948)	(17,862)

Class Y	(1,276,355)	(486,434)

Redemption fees (Note 1)	26,649	30,212

Decrease from capital share transactions (Note 4)	(87,435,744)	(220,305,163)

Total increase (decrease) in net assets	(505,964,315)	234,780,335

NET ASSETS

Beginning of period	2,287,958,239	2,053,177,904

End of period (including distributions in excess of net
investment income of $3,064,439 and undistributed
net investment income of $44,526,945, respectively)	$1,781,993,924	$2,287,958,239

* Unaudited

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

			Net						Total			Ratio of net
	Net asset		realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	distributions	fees(b)	of period	value (%)(c)	(in thousands)	assets (%)(d)	net assets (%)	(%)

CLASS A
April 30, 2008**	$13.13	.04(e)	(2.11)	(2.07)	(.32)	(.32)	—	$10.74	(15.92)*	$1,522,999	.64*(e)	.38*(e)	43.75*
October 31, 2007	10.64	.11(e)	2.56	2.67	(.18)	(.18)	—	13.13	25.36	1,923,100	1.25(e)	.90(e)	84.00
October 31, 2006	8.76	.10(e,f)	1.86	1.96	(.08)	(.08)	—	10.64	22.46	1,666,331	1.23(e,f)	1.02(e,f)	87.79
October 31, 2005	7.73	.09(e,g)	.96	1.05	(.02)	(.02)	—	8.76	13.60(g)	1,895,204	1.26(e)	1.01(e,g)	82.06
October 31, 2004	7.20	.03(e)	.66	.69	(.16)	(.16)	—	7.73	9.67	1,919,183	1.25(e)	.46(e)	76.70
October 31, 2003	5.94	.06	1.22	1.28	(.02)	(.02)	—	7.20	21.56	2,453,151	1.25	.92	81.86

CLASS B
April 30, 2008**	$11.92	—(b,e)	(1.91)	(1.91)	(.22)	(.22)	—	$9.79	(16.15)*	$161,233	1.01*(e)	(.01)*(e)	43.75*
October 31, 2007	9.67	.02(e)	2.33	2.35	(.10)	(.10)	—	11.92	24.44	255,746	2.00(e)	.15(e)	84.00
October 31, 2006	7.96	.02(e,f)	1.69	1.71	—(b)	—(b)	—	9.67	21.54	296,523	1.98(e,f)	.24(e,f)	87.79
October 31, 2005	7.06	.02(e,g)	.88	.90	—	—	—	7.96	12.75(g)	353,745	2.01(e)	.31(e,g)	82.06
October 31, 2004	6.60	(.02)(e)	.59	.57	(.11)	(.11)	—	7.06	8.67	464,644	2.00(e)	(.29)(e)	76.70
October 31, 2003	5.46	.01	1.13	1.14	—	—	—	6.60	20.88	579,873	2.00	.17	81.86

CLASS C
April 30, 2008**	$12.56	—(b,e)	(2.02)	(2.02)	(.24)	(.24)	—	$10.30	(16.23)*	$29,678	1.01*(e)	—*(e,h)	43.75*
October 31, 2007	10.19	.02(e)	2.45	2.47	(.10)	(.10)	—	12.56	24.44	38,138	2.00(e)	.15(e)	84.00
October 31, 2006	8.39	.02(e,f)	1.79	1.81	(.01)	(.01)	—	10.19	21.55	31,684	1.98(e,f)	.25(e,f)	87.79
October 31, 2005	7.44	.02(e,g)	.93	.95	—	—	—	8.39	12.77(g)	31,135	2.01(e)	.28(e,g)	82.06
October 31, 2004	6.94	(.02)(e)	.62	.60	(.10)	(.10)	—	7.44	8.68	34,105	2.00(e)	(.29)(e)	76.70
October 31, 2003	5.75	.01	1.18	1.19	—	—	—	6.94	20.70	46,663	2.00	.16	81.86

CLASS M
April 30, 2008**	$12.64	.01(e)	(2.03)	(2.02)	(.26)	(.26)	—	$10.36	(16.11)*	$27,259	.88*(e)	.13*(e)	43.75*
October 31, 2007	10.25	.05(e)	2.46	2.51	(.12)	(.12)	—	12.64	24.75	34,459	1.75(e)	.40(e)	84.00
October 31, 2006	8.44	.05(e,f)	1.79	1.84	(.03)	(.03)	—	10.25	21.84	30,816	1.73(e,f)	.50(e,f)	87.79
October 31, 2005	7.47	.04(e,g)	.93	.97	—	—	—	8.44	12.99(g)	31,938	1.76(e)	.52(e,g)	82.06
October 31, 2004	6.97	—(b,e)	.62	.62	(.12)	(.12)	—	7.47	8.98	34,708	1.75(e)	(.04)(e)	76.70
October 31, 2003	5.75	.03	1.19	1.22	—	—	—	6.97	21.22	44,070	1.75	.41	81.86

CLASS R
April 30, 2008**	$13.02	.03(e)	(2.09)	(2.06)	(.31)	(.31)	—	$10.65	(15.95)*	$1,915	.76*(e)	.26*(e)	43.75*
October 31, 2007	10.57	.08(e)	2.54	2.62	(.17)	(.17)	—	13.02	25.06	1,266	1.50(e)	.66(e)	84.00
October 31, 2006	8.72	.08(e,f)	1.84	1.92	(.07)	(.07)	—	10.57	22.11	1,144	1.48(e,f)	.82(e,f)	87.79
October 31, 2005	7.71	.04(e,g)	1.00	1.04	(.03)	(.03)	—	8.72	13.48(g)	271	1.51(e)	.51(e,g)	82.06
October 31, 2004	7.19	.01(e)	.65	.66	(.14)	(.14)	—	7.71	9.35	57	1.50(e)	.18(e)	76.70
October 31, 2003†	6.03	.03	1.13	1.16	—	—	—	7.19	19.24*	1	1.17*	.52*	81.86

CLASS Y
April 30, 2008**	$13.54	.06(e)	(2.17)	(2.11)	(.35)	(.35)	—	$11.08	(15.73)*	$38,910	.51*(e)	.51*(e)	43.75*
October 31, 2007	10.97	.14(e)	2.63	2.77	(.20)	(.20)	—	13.54	25.65	35,250	1.00(e)	1.16(e)	84.00
October 31, 2006	9.03	.12(e,f)	1.92	2.04	(.10)	(.10)	—	10.97	22.75	26,681	.98(e,f)	1.25(e,f)	87.79
October 31, 2005	7.97	.11(e,g)	.99	1.10	(.04)	(.04)	—	9.03	13.85(g)	24,149	1.01(e)	1.31(e,g)	82.06
October 31, 2004	7.42	.05(e)	.68	.73	(.18)	(.18)	—	7.97	9.93	30,161	1.00(e)	.70(e)	76.70
October 31, 2003	6.12	.06	1.27	1.33	(.03)	(.03)	—	7.42	21.90	46,042	1.00	1.18	81.86

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

40	41

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period January 21, 2003 (commencement of operations) to October 31, 2003.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Amount represents less than $0.01 per share.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(e) Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage
of average
net assets

April 30, 2008	<0.01%

October 31, 2007	<0.01

October 31, 2006	<0.01

October 31, 2005	<0.01

October 31, 2004	0.03

(f) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.05% of average net assets for the period ended October 31, 2006.

(g) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	$0.01	0.07%

Class B	0.01	0.07

Class C	0.01	0.07

Class M	0.01	0.07

Class R	0.01	0.06

Class Y	0.01	0.08

(h) Amount represents less than 0.01% of average net assets.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 4/30/08 (Unaudited)

Note 1: Significant accounting policies

Putnam Global Equity Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks issued by large and midsize companies worldwide that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC, believes have favorable investment potential.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately six years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within eight years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At April 30, 2008, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Securities purchased or sold on a forward commitment basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At April 30, 2008, the value of securities loaned amounted to $54,383,779. The fund received cash collateral of $56,351,075 which is pooled with collateral of other Putnam funds into 60 issues of short-term investments.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2007, the fund had a capital loss carryover of $1,391,625,625 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$ 31,494,802	October 31, 2008

676,092,757	October 31, 2009

652,543,262	October 31, 2010

31,494,804	October 31, 2011

The aggregate identified cost on a tax basis is $1,847,284,054, resulting in gross unrealized appreciation and depreciation of $135,170,559 and $128,147,258, respectively, or net unrealized appreciation of $7,023,301.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion, 0.53% of the next $5 billion, 0.52% of the next $5 billion, 0.51% of the next $5 billion, 0.50% of the next $5 billion, 0.49% of the next $5 billion, 0.48% of the next $8.5 billion and 0.47% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended April 30, 2008, Putnam Management did not waive any of its management fee from the fund.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

For the period ended April 30, 2008, Putnam Management has assumed $3,670 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by theTrustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended April 30, 2008, the fund incurred $2,786,648 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances.The fund also reduced expenses through brokerage/service arrangements. For the six months ended April 30, 2008, the fund’s expenses were reduced by $84,000 under the expense offset arrangements and by $229,839 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $670, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the“Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% , 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended April 30, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $48,543 and $1,392 from the sale of class A and class M shares, respectively, and received $60,156 and $3,913 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended April 30, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received $2,952 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended April 30, 2008, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $838,741,448 and $983,375,515, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At April 30, 2008, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 4/30/08:

Shares sold	7,554,112	$83,953,192

Shares issued
in connection
with reinvestment
of distributions	3,798,016	43,753,147

	11,352,128	127,706,339

Shares
repurchased	(16,093,291)	(176,011,242)

Net decrease	(4,741,163)	$ (48,304,903)

Year ended 10/31/07:

Shares sold	16,395,436	$ 194,156,926

Shares issued
in connection
with reinvestment
of distributions	2,300,030	25,346,273

	18,695,466	219,503,199

Shares
repurchased	(28,828,875)	(338,890,767)

Net decrease	(10,133,409)	$(119,387,568)

CLASS B	Shares	Amount

Six months ended 4/30/08:

Shares sold	818,926	$8,345,096

Shares issued
in connection
with reinvestment
of distributions	404,248	4,252,689

	1,223,174	12,597,785

Shares
repurchased	(6,201,614)	(62,177,223)

Net decrease	(4,978,440)	$(49,579,438)

Year ended 10/31/07:

Shares sold	2,088,239	$22,409,525

Shares issued
in connection
with reinvestment
of distributions	269,801	2,716,903

	2,358,040	25,126,428

Shares
repurchased	(11,554,095)	(124,251,405)

Net decrease	(9,196,055)	$(99,124,977)

CLASS C	Shares	Amount

Six months ended 4/30/08:

Shares sold	295,613	$3,188,269

Shares issued
in connection
with reinvestment
of distributions	59,943	664,163

	355,556	3,852,432

Shares
repurchased	(511,879)	(5,255,966)

Net decrease	(156,323)	$(1,403,534)

Year ended 10/31/07:

Shares sold	446,258	$5,112,882

Shares issued
in connection
with reinvestment
of distributions	26,901	285,423

	473,159	5,398,305

Shares
repurchased	(544,804)	(6,157,969)

Net decrease	(71,645)	$(759,664)

CLASS M	Shares	Amount

Six months ended 4/30/08:

Shares sold	81,430	$867,991

Shares issued
in connection
with reinvestment
of distributions	61,114	680,201

	142,544	1,548,192

Shares
repurchased	(238,328)	(2,479,096)

Net decrease	(95,784)	$(930,904)

Year ended 10/31/07:

Shares sold	257,640	$2,935,880

Shares issued
in connection
with reinvestment
of distributions	32,952	351,270

	290,592	3,287,150

Shares
repurchased	(569,824)	(6,426,699)

Net decrease	(279,232)	$(3,139,549)

CLASS R	Shares	Amount

Six months ended 4/30/08:

Shares sold	115,672	$1,359,606

Shares issued
in connection
with reinvestment
of distributions	5,220	59,612

	120,892	1,419,218

Shares
repurchased	(38,297)	(405,320)

Net increase	82,595	$1,013,898

Year ended 10/31/07:

Shares sold	37,879	$433,244

Shares issued
in connection
with reinvestment
of distributions	1,562	17,107

	39,441	450,351

Shares
repurchased	(50,339)	(619,839)

Net decrease	(10,898)	$(169,488)

CLASS Y	Shares	Amount

Six months ended 4/30/08:

Shares sold	1,242,895	$15,384,289

Shares issued
in connection
with reinvestment
of distributions	107,618	1,276,355

	1,350,513	16,660,644

Shares
repurchased	(440,783)	(4,891,507)

Net increase	909,730	$11,769,137

Year ended 10/31/07:

Shares sold	647,379	$8,003,715

Shares issued
in connection
with reinvestment
of distributions	42,807	485,429

	690,186	8,489,144

Shares
repurchased	(519,302)	(6,213,061)

Net increase	170,884	$2,276,083

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended April 30, 2008, management fees paid were reduced by $14,816 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $638,869 for the period ended April 30, 2008. During the period ended April 30, 2008, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $400,547,374 and $355,086,256, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard

defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management does not believe the adoption of the Standard will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) —an amendment of FASB Statement No. 133 (“SFAS 133”), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

Brokerage commissions (unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s International group for the year ended April 30, 2008. The Putnam mutual funds in this group are Putnam Europe Equity Fund, Putnam International Capital Opportunities Fund, Putnam International Equity Fund, Putnam International Growth and Income Fund, Putnam International New Opportunities Fund, Putnam VT Global Equity Fund, Putnam VT International Equity Fund, Putnam VT International Growth and Income Fund, and Putnam VT International New Opportunities Fund.

The top five firms that received brokerage commissions for trades executed for the International group are (in descending order) Credit Suisse First Boston, Goldman Sachs, Merrill Lynch, Deutsche Bank Securities, and UBS Warburg. Commissions paid to these firms together represented approximately 52% of the total brokerage commissions paid for the year ended April 30, 2008.

Commissions paid to the next 10 firms together represented approximately 35% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) ABN AMRO U.S., Citigroup Global Markets, CLSA Limited, Daiwa Securities Co., Dresdner Kleinwort Wasserstein, JP Morgan Clearing, Lehman Brothers, Macquarie, Morgan Stanley and Company, and Sanford Bernstein & Co.

Commission amounts do not include “mark-ups” paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Elizabeth T. Kennan	Beth S. Mazor
Putnam Investment	Kenneth R. Leibler	Vice President
Management, LLC	Robert E. Patterson
One Post Office Square	George Putnam, III	James P. Pappas
Boston, MA 02109	Richard B. Worley	Vice President

Investment Sub-Manager	Officers	Francis J. McNamara, III
Putnam Investments Limited	Charles E. Haldeman, Jr.	Vice President and
57–59 St James’s Street	President	Chief Legal Officer
London, England SW1A 1LD
	Charles E. Porter	Robert R. Leveille
Marketing Services	Executive Vice President,	Vice President and
Putnam Retail Management	Principal Executive Officer,	Chief Compliance Officer
One Post Office Square	Associate Treasurer and
Boston, MA 02109	Compliance Liaison	Mark C. Trenchard
Vice President and
Custodian	Jonathan S. Horwitz	BSA Compliance Officer
State Street Bank and	Senior Vice President
Trust Company	and Treasurer	Judith Cohen
Vice President, Clerk and
Legal Counsel	Steven D. Krichmar	Assistant Treasurer
Ropes & Gray LLP	Vice President and
	Principal Financial Officer	Wanda M. McManus
Trustees		Vice President, Senior Associate
John A. Hill, Chairman	Janet C. Smith	Treasurer and Assistant Clerk
Jameson Adkins Baxter,	Vice President, Principal
Vice Chairman	Accounting Officer and	Nancy E. Florek
Charles B. Curtis	Assistant Treasurer	Vice President, Assistant Clerk,
Robert J. Darretta		Assistant Treasurer and
Myra R. Drucker	Susan G. Malloy	Proxy Manager
Charles E. Haldeman, Jr.	Vice President and
Paul L. Joskow	Assistant Treasurer

This report is for the information of shareholders of Putnam Global Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA005 251217 5/08

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Global Equity Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: June 27, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: June 27, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: June 27, 2008